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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31 (MainStay Marketfield Fund)

Date of reporting period: June 30, 2015

Item 1.	Reports to Stockholders.

MainStay Marketfield Fund

Message from the President, Marketfield Asset Management LLC Six-Month Commentary and Semiannual Report

Unaudited  |  June 30, 2015

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Message from the President

Stocks advanced modestly in the United States and around the world during the six months ended June 30, 2015. Oil price volatility, accommodative monetary policies by central banks around the world and a monetary crisis in Greece were among the factors that influenced the markets.

The Marketfield Asset Management LLC Six-Month Commentary that follows provides additional insight into the market events, economic trends and core beliefs that shaped MainStay Marketfield Fund during the first half of 2015. Further information about the Fund and its investment themes can be found in the semiannual report for MainStay Marketfield Fund. We encourage you to consider this information carefully as part of your investment planning.

The information contained in the commentary and the semiannual report can be useful in helping you assess the progress of your investments. Even in volatile markets, we believe that it’s valuable to maintain a long-term perspective as you pursue your long-range financial goals.

We are pleased that you’ve chosen MainStay Funds, and we look forward to building a lasting relationship with you.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Marketfield Asset Management LLC Six-Month Commentary

Chairman’s Report

2015 has been a mixed year so far for the Fund, with some of our core assumptions being recognized within financial markets, while others remain more controversial. We are yet to reach the point that our portfolio is firing on all cylinders, but there has been a movement of market sentiment back towards a number of our core beliefs and positions, which are outlined below.

The U.S. Equity market is now in a mature bull market.

We believe that there is little macro controversy left regarding the U.S. economy or the attractiveness of its equity market, which is now widely held by both U.S. and foreign investors. Gains are increasingly concentrated in a limited number of sectors (most notably health care, consumer discretionary and media) where valuations are now much higher on an absolute, relative, and historic basis than they were one or two years ago. In addition, monetary conditions have started to tighten, with the Federal Reserve Board no longer purchasing local fixed income and we assume about to increase interest rates. For the above reasons, while we do not believe that the U.S. bull market has ended, our view is that more attractive destinations for capital exist elsewhere. We have maintained exposure to housing-related equities and a number of smaller allocations to sectors such as defense, technology, and large financial institutions. The modest performance of the U.S. equity market in the first half of 2015 matches our expectations, and we are comfortable with our decision to keep a light overall exposure.

The U.S. Housing market has started a second leg of recovery.

The one part of the U.S. economy that still attracts some controversy is the housing market, where consensus still assumes that only a modest pace of improvement can take place going forward. Given that new home sales are still around 50% of “normal” activity and around a third of the peak 2005 activity, we believe this to be a substantial underestimation of the potential strength of housing-related activity going forward. The overall balance of economic and corporate data during the spring selling season suggests that a second leg to the housing recovery is underway. We, therefore, have a meaningful exposure to homebuilders and housing-related equities. The homebuilders themselves remain at the top end of a two year range, but if activity and earnings start to accelerate there is meaningful upside in these positions.

The U.S. interest rate cycle has bottomed.

We believe that long term U.S. interest rates bottomed early in 2015, while intermediate-term rates bottomed over 2 years ago. Income-related equities reached their cycle peaks early in 2015 and are vulnerable to further correction. The Fund maintains short positions in both long term Treasury instruments and income-related equities such as utilities and Real Estate Investment Trusts (REITs). Interest rates have been trending higher for several months, but have yet to provoke the sort of capital flight that took place in 2013.

European commercial real estate is enjoying a strong recovery.

Europe’s real estate markets have continued to recover in 2015, and this is particularly true in peripheral markets such as Ireland and Spain, which account for the majority of our exposure. We have maintained positions in European REITs and other entities with substantial exposure to real estate loans and lending activity.

Japan is an attractive destination for investment capital.

Our Japanese allocation has been the standout performer in the first half of 2015, reflecting the strong performance of the local equity market, which led USD returns for developed markets over this period. It is worth remembering how unlikely this outcome would have seemed a year ago, when the dominant view was that the hike in the sales tax had dealt a body blow to the economic recovery.

In fact, not only is Japan’s domestic economy enjoying a steady recovery in activity, but its corporate sector is posting record profits. The local equity market is enjoying its strongest three year period since 1989, and yet most global investors remain underweight Japan and have not substantially increased allocations during the first half of 2015.

China’s economy is bottoming and its equity market is improving.

China has dominated the portfolio’s performance in recent months, generating strong gains in March and April, and losses in May and June. Our exposure to China is only to large-cap, high-quality entities listed in Hong Kong, at the level of index futures, Exchange Traded Fund (ETF) exposure, and individual issues. Valuations in the “H” share market are currently at an average Price/Earnings Ratio (P/E) of 8.5, compared to their 2009 low at 7. This clearly represents the most volatile portion of our portfolio, but it is arguably also the one with the greatest potential reward. We view an important aspect of our Fund as being willing to take exposures that may be contrary to widely held views, be this U.S. equities in 2009 or European equities in 2012, or on the short side emerging markets in 2011. Our China-related exposure certainly comes into this category.

The portfolio manager’s report below outlines our thinking regarding China in some detail, since not only is this the key issue for our own portfolio, but we believe that it is likely to be the key determinant of global performance in the coming quarters.

In summary, the Fund has de-emphasized the U.S. equity market and made something of a “pivot to Asia” in recent months. Although the recent decline in China has been costly, we do expect the offshore “H” share market to find its footing in the coming weeks and start to make progress. Japan obviously is an easier market to justify exposure to at present, but this would have been less true 12 or 15 months ago. Overall, the Fund gives exposure that it somewhat outside of consensus

Not part of the Semiannual Report

thinking and, therefore, can be expected to have a low correlation to most equity benchmarks at the current time.

July 23, 2015

Michael Shaoul

Chairman, CEO

Portfolio Manager’s Report

In the years since the panic of 2008, we have wrestled with the implications of official policy initiatives designed to address deficiencies in markets and economic activity.

The focus of action has expanded immensely during the seven years since the Federal Reserve stepped in and restored liquidity to funding markets in 2008-2009. Its expansionary forays were gradually expanded and joined by similar efforts from the Bank of England, the European Central Bank (ECB), the Bank of Japan, and the Peoples Bank of China.

Not to be outdone by the central bankers, politicians joined the fray and have elbowed their way onto center stage. From the relatively limited aims of Troubled Asset Relief Program (TARP) in 2008, regulatory and legislative exertions keep coming faster, more furiously, and with ever increasing size and scope. No macroeconomic problem is deemed too large or intractable for official intrusion.

After a decade and a half of monetary integration, economic turmoil, and political volatility, events are forcing European leaders to confront fundamental issues of sovereign power, fiscal latitude, free markets, and political control of economic life. Mistaken notions of these and the consequent distortions of economic function lie at the heart of the crisis in Greece and the struggles of most of Southern Europe.

At the same time, China is continuing its attempts to reconcile a nominally socialist ideology with the reality of markets that obey economic laws rather than the dictates of Marx and Mao. Their success in this endeavor is probably the single most important variable in determining global growth over the next decade.

Slightly farther east, Japanese leaders are intent on provoking a radical transformation of the social attitudes that underlie commercial and financial life.

Their early efforts appear to be succeeding, but we believe the process to be gradual and complex. We have taken the view that the old quasi-feudal model of business organization and management will give way to more contemporary leaders willing to emphasize profitability and the creation of lasting shareholder value within the many first rate companies already there. We continue to hold meaningful positions in a diversified mix of Japanese equities.

In the U.S., the dominant theme of political discourse revolves around how best to address the spectacular accumulation of wealth among those who directly benefit from historically low borrowing costs and inflating asset prices.

The common backdrop for all of these political endeavors is the aggressive monetary ease being brought to bear by all major central banks. All instances of sub-normal economic activity or market stress are now addressed according to the “Bernanke Doctrine,” which holds that a central bank should always err on the side of generosity. This is something of a penitential response to the failures of the Federal Reserve between 1930 and 1932, when their tendencies ran toward tighter policy despite the collapsing markets, banking system, and economy. In contemporary central banking circles, this constitutes original sin.

The mixture of regulatory and administrative interventions in a monumentally expansive monetary environment has produced a strange brew of macroeconomic effects. The benefits of suppressed interest rates and accommodative capital markets accrue almost exclusively to the portion of the economy that can be thought of as the balance sheet, and this is where the monetary inflation is apparent. Credit and liquidity-fueled purchases of productive assets (corporate equity, debt, and commercial real estate) have accelerated as returns on cash savings and high-grade fixed income have dwindled. The utilization of depressed long-term interest rates as discounting factors greatly increases theoretical present values for streams of future output, and has also led to a revaluation of assets assumed to provide stores of value (high end real estate, contemporary art, and gold until 2011).

By designating monetary expansion as the root cause of the accelerating price of capital assets, we are clearly at odds with the stated views of most central bankers, for whom, even now, there is no admission that the real estate mania of 2001-2007 had its basis in the expansion of mortgage credit underpinned by a federal funds rate that remained at 1% during the first three years of the process. Nominal Gross Domestic Product (GDP) was expanding 7.1% on an annual basis before the first hike in the federal funds rate to 1.25% in June 2004. By that point, property speculation was well beyond control and destined to end badly.

The current inflation of existing wealth contrasts with the grudging progress of the economy’s income statement, as expressed in popular measures of output and cash flows. We believe that this is where the burdens of ill-considered political intrusions into economic processes take their toll. The contrasting fortunes of northern and southern European nations correspond closely with the varying political burdens imposed in the two regions. Greece is an extreme, but edifying example of the economic harm inherent in government run wild. In the U.S., the contrasting fortunes among various states and regions highlight the real burdens of over-reaching government. The demise of Puerto Rico’s finances and prospects is the latest example,

Not part of the Semiannual Report

with Detroit having been forgotten and Illinois still hanging on by a few threads.

The mixed condition of accelerating wealth amidst slow growth in incomes is a condition that we call “stagmania.” In contrast with traditional inflation or stagflation, stagmania occurs when clear excesses in certain parts of the economy do not prompt monetary authorities to adopt restrictive policy. It is the opposite condition that arose following the stock market crash in 1929. When Britain abandoned the gold standard in 1931, dollar holders, fearing that the U.S. would follow, began to aggressively withdraw gold. The seeming need to preserve domestic gold supply provided rationale for the Federal Reserve to raise rates, even as the economy and money supply collapsed.

To this day, there are serious debates as to whether the sequence of events leading to and through the Great Depression was prompted by inappropriately easy or tight monetary policy. Without reiterating the full range of argument (a book-length project), we will simply offer our opinion.

This writer believes having seen similar sequences time and time again, that the Federal Reserve’s aggressive response to the recession of 1927, and the deflation of a speculative boom in Florida land provided the credit background that allowed the entire nation’s speculative energy to focus on stocks during the next two years.

This sequence, where monetary balm is intended to fix one area of distress but instead migrates to another, untainted realm of speculation where it intensifies to dangerous levels, is identifiable over and over in modern economic history.

The Federal Reserve Board (FRB) responded to the crash of 1987 and two years later the Nikkei was at 39,000. The Asian currency crisis and the demise of Long Term Capital Management prompted easing in 1998 and by March 2000 Nasdaq reached 5000. The technology liquidation of 2001-2002 brought the Fed into full support mode. WorldCom and its brethren did not revive, but house prices more than made up for the destruction of wealth in technology stocks.

Returning to the era of the Great Depression, the great policy error following the crash of 1929 resulted from the failure of the FRB to recognize the degree to which stocks had become the main collateral form behind the expansion of credit in the last part of the bull market. Shares were bought on 90% margin, much like houses ten years ago.

Banks were aggressive competitors for margin business and once the liquidation began, forced selling became the order of the day. The banking system was fatally impaired, failures ensued, deposits evaporated, and M2 (a measure of money supply) eventually fell by more than 30%, ensuring more widespread deflation.

The existence of the Federal Reserve as a lender of last resort should have allowed the necessary liquidation of excess to proceed without the destruction of the banking system and an acute decline in money supply. The failure to fulfill this function led to a systemic deflation that resulted in damage that was catastrophic in economic, societal, and geopolitical terms.

Managing the liquidation of credit bubbles without allowing their demise to destroy the entire structure of banking and finance is the great conundrum of modern central banking. Although it can be argued and argued persuasively that rises of large-scale credit excesses in the first place are attributable to fractional reserve banking and the central banks that accommodate it, both are facts of current economic life.

Our challenge is to consider the various policy responses to financial market conditions and determine those likely outcomes that are not already incorporated into security prices.

Understanding the implications of policy failures after 1929 is fairly simple with the benefit of hindsight. The extraordinary complexity of a current world in which monetary, political, and market forces collide like particles in an accelerator is a good deal more difficult and uncertain.

For two years we have been of the opinion that asset inflation would begin to migrate to aspects of the real economy that were accepted as components of more traditional measures of inflation. Thus far, the relentless decline of commodity prices, culminating with oil prices falling by half in 2014, has kept all traditional measures of inflation near zero.

We believe that the fundamental correlate of the weakness in commodity prices and those of globally traded goods has been the dramatic slowdown in the Chinese economy. After decades of expansion fueled largely by excessive and inefficient investment, the Chinese authorities are attempting a transition to more market-directed, service, and consumer growth that increasingly reflects preferences of the population rather than just those of the state.

We believe that success or failure by the Chinese in accomplishing the evolution of their economy to a more stable and self-sustaining footing will determine the general tone of the global economy for the remainder of this decade.

Explicit in both our portfolio and our macroeconomic analysis is a belief that the transition of China’s economy will be generally successful, in spite of the large and daunting array of risks that attend.

China, like the U.S. in the late 1920s, is full of excesses in need of liquidation. We are of the view that the outcome will be very different. This is with full awareness that the excesses present in the Chinese banking system are of a scale that would normally foreshadow crisis. The collateral basis of the credit excess is property, despite the recent expansion (and subsequent decline) of margin debt.

Not part of the Semiannual Report

Why, one might ask, do we think that China can avoid its own version of the 1930s given the excesses that have built up in finance and in the real economy?

Our answer goes back to the discussion of the Federal Reserve’s responses in the early years of the 1930s.

We have been critical of the policy inertia that allowed a bear market to proceed throughout the structure of bank credit, bank solvency, and confidence to a point at which a good proportion of the deposit base and money supply was destroyed. After that point, deflation and depression were inevitable.

The Chinese authorities have both the means and the will to preempt the monetary and credit deflation that would prompt a 1930s style depression.

In terms of means, almost $4 trillion of reserves and a savings pool about 5 times that size allows for the People’s Bank of China (PBOC) and the executive branch to marshal adequate resources to address deflations of bank credit that might present systemic threats. Private savings are growing at close to $4 trillion per annum and the Chinese consumer is underleveraged.

Questionable assets in the banking system are concentrated in a half dozen state sponsored entities. Rules concerning the pace at which loan impairments must be recognized or capital raised are almost wholly crafted at the discretion of official overseers, none of whom have the slightest incentive to provoke crisis. If it proves convenient, accounting adjustments can be taken over many years. There is no funding crisis over the horizon that might compel immediate recognition of losses.

In contrast with the U.S. and Europe, there is no political constituency that has revenge on bankers and the dismantling of their institutions as a core platform. The Chinese (and the Japanese) would actually like to see their financial institutions become more successful. This creates a structural advantage as they begin to compete globally.

The monetary argument is based on the idea that China, like nearly every sovereign nation, has the latitude to create enough central bank money to back its local currency obligations. We believe that they also have sufficient reserves and real economic productivity to prevent a collapse of the Yuan and the severe inflation that would follow. In fact, like the European Central Bank, the Federal Reserve and the Bank of Japan, their wish is for more rather than less inflation to diminish the real burdens of their internal debt.

We are fairly certain that China has the means to manage banking system stresses and prevent acute liquidity crises from destroying the monetary base. Whether it will, in an appropriate timeframe and with sufficient force, is an open question.

The nature of the Chinese political system leads us to believe that it is likely to respond forcefully to the threat of any general crisis. It might be late in responding, as was the Federal Reserve in 2007-8 and the ECB in 2011 and again in 2014, but we believe that it will be, if anything, too intense in response. At the heart of the matter, however, is the primary objective of the leadership to maintain absolute political authority. There is a willingness to cede some measure of economic control to markets and individuals, but relinquishing some portion of political power is an entirely different matter. It is a non-starter.

With that in mind, we believe that it is highly likely that any crisis with the potential to undermine the political legitimacy of the current leadership will be addressed with every tool available. In the same way that Ben Bernanke stated that dropping as much currency as demanded from the sky could arrest any generalized deflation, it is our sense that a widespread loss of savings resulting from institutional crisis would, if all else failed, be met by the government simply replacing the lost money in everyone’s account with a series of keystrokes.

The Chinese leadership is willing to allow losses in speculative endeavors so long as these do not threaten to engulf millions of citizens. This accounts for the very slow pace of capacity closures in heavy industries that are clearly loss making and heavily destructive of the environment. Sudden, large-scale unemployment is to be avoided at almost all costs.

Indeed, this process is already underway, and after deliberately tightening monetary and regulatory policy in 2011, the Chinese authorities abruptly changed course in 2014. Since then the PBOC has cut the policy rate 4 times from 6.0% to 4.85% and lowered the bank reserve requirement on three occasions. Substantial injections of liquidity into the interbank market have caused short term rates to decline far more than the policy rate (a key divergence with the experience of the U.S. and Europe in recent crises).

Although this represents clear progress, the balance of PBOC policy is still inappropriately tight. We suspect that the explosive move higher by the local equity market accounts for some of the reticence and the recent sharp decline may allow a more rapid pace of monetary policy easing.

The troubled housing market (which accounts for around 60% of household wealth) has seen the macroprudential constrictions on mortgage credit and home ownership removed, with banks now encouraged to increase mortgage activity. The large concentration of distressed credit at local authorities (much of which had been issued to allow speculative development) has been the subject of a 2 trillion Chinese Yuan (CNY) debt swap program. There are signs that these measures have taken effect, particularly in China’s largest cities where both sales activity and prices are now moving higher.

To make matters more confusing the attempts to stimulate the economy come at the same time that China has embarked upon a package of regulatory reform aimed at increasing the role of private sector markets and the convertibility of the local currency. To the extent there is a clash between the need for financial and economic stability and the wish to reform, we

Not part of the Semiannual Report

believe that the former will drive the policy decision, as was made abundantly clear in the recent equity market rout. Although we certainly would like to see a freer, less regulated, and less state controlled economy ourselves, our willingness to invest in China is predicated much more on our expectations for monetary loosening than any process that involves the reduction of the state’s role in the domestic economy.

The mix of transitional political initiatives and generous monetary support is one that we have identified and invested toward for seven years. The major venues where policy was brought to bear began with the U.S. in 2008 and spread to Britain, Europe, then Japan and finally, in the past year, China. Of all of these, China seems to be moving more explicitly toward free markets as arbiters of relative value within their economy. They do have the farthest to go, but the direction of travel is encouraging nonetheless.

In all of these cases, we have counted on continued monetary fuel at any point where the initial reflationary impulse runs into trouble. This has been our expectation during the Greek crisis,

and we assume that China will not be timid in the monetary response to recent sharp declines in local equity markets. Our substantial exposure to Chinese stocks remains a key driver of portfolio results.

Our core macroeconomic perspective anticipates a continuation of global liquidity expansion as a means of ameliorating stresses that arise in real economic activity, credit quality, and government finances. Thus far, most of the obvious effect has been confined to the inflation of productive and investable asset prices. We anticipate the spread of effects to begin appearing in more transactional elements of the real economy from which current production and income arise. We have, of course, been waiting for quite awhile, but signs suggesting the beginnings of reflation in the real economy continue to arrive.

July 23, 2015

Michael C. Aronstein

President, CIO & Portfolio Manager

The information provided herein represents the opinion of the Chairman and Portfolio Manager and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended June 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (7/31/07)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.43% –2.04	–15.96 –11.07%	4.53 5.72%	5.14 5.89%	2.73 2.73%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.49 –2.10	–16.01 –11.12	4.52 5.71	5.13 5.88	2.69 2.69
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–3.43 –2.45	–12.71 –11.83	4.92 4.92	5.09 5.09	3.46 3.46
Class I Shares[4]	No Sales Charge		–1.97	–10.91	5.96	6.14	2.47
Class R2 Shares[3]	No Sales Charge		–2.11	–11.20	5.59	5.77	2.84
Class R6 Shares[5]	No Sales Charge		–1.91	–10.79	6.01	6.18	2.42
Class P Shares[6]	No Sales Charge		–1.97	–10.91	5.96	6.14	2.48

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A, Investor Class, Class C, and Class R2 shares, first offered on October 5, 2012, include the historical performance of Class I shares through October 4, 2012 and are adjusted to reflect differences in fees and expenses. Performance data for the classes varies based on differences in their fee and expense structures. Marketfield Fund commenced operations on July 31, 2007. Unadjusted, the performance for the newer classes would likely have been different.
4.	Performance figures for Class I shares reflect the historical performance of the then-existing shares of Marketfield Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which a predecessor entity to Marketfield Asset Management LLC served as investment advisor) for periods prior to October 5, 2012. Marketfield Fund commenced operations on July 31, 2007.
5.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 would likely have been different because of differences in certain expenses attributable to each share class.
6.

Performance figures for Class P shares, first offered on May 31, 2013, include the historical performance of Class I shares through May 30, 2013. Performance for Class P shares would likely have been different because of differences in certain expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

10	MainStay Marketfield Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	1.23%	7.42%	17.34%	6.81%
HFRI Macro Discretionary Thematic Index[8]	2.37	–0.01	1.09	–0.06	[8]
Average Lipper Alternative Global Macro Fund[9]	0.13	–2.78	4.87	3.36

7.

S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.

8.	HFRI Macro Discretionary Thematic Index is a broad-based hedge fund index consisting of discretionary thematic strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions. These strategies employ an investment process most heavily influenced by top down analysis of macroeconomic variables. The HFRI Macro Discretionary Thematic Index commenced operations on December 31, 2007.
9.	The Average Lipper Alternative Global Macro Fund is representative of funds that, by prospectus language, invest around the world using economic theory to justify the decision-making process. The strategy is typically based on forecasts and analysis about interest rate trends, the general flow of funds, political changes, government policies, intergovernmental relations, and other broad systemic factors. These funds generally trade a wide range of markets and geographic regions, employing a broad range of trading ideas and instruments. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

11

Cost in Dollars of a $1,000 Investment in MainStay Marketfield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2015, to June 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other Funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2015, to June 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/15	Ending Account Value (Based on Actual Returns and Expenses) 6/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$979.60	$11.44	$1,013.20	$11.63

Investor Class Shares	$1,000.00	$979.00	$11.58	$1,013.10	$11.78

Class C Shares	$1,000.00	$975.50	$15.18	$1,009.40	$15.44

Class I Shares	$1,000.00	$980.30	$10.11	$1,014.60	$10.29

Class R2 Shares	$1,000.00	$978.90	$11.92	$1,012.70	$12.13

Class R6 Shares	$1,000.00	$980.90	$9.63	$1,015.10	$9.79

Class P Shares	$1,000.00	$980.30	$10.26	$1,014.40	$10.44

1.	Expenses are equal to the Fund’s annualized expense ratio of (2.33% for Class A, 2.36% for Investor Class, 3.10% for Class C, 2.06% for Class I, 2.43% for Class R2, 1.96% for Class R6 and 2.09% for Class P) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

12	MainStay Marketfield Fund

Country Composition as of June 30, 2015 (Unaudited)

United States	40.8%
Japan	16.5
China	9.7
Ireland	6.4
Spain	5.3
United Kingdom	2.5
Singapore	2.4
Brazil	1.4

Switzerland	1.2%
Canada	0.4
Germany	0.2
Italy	0.1
Other Assets, Less Liabilities	25.0
Investments Sold Short	–11.9

100.0%

Industry Composition as of June 30, 2015 (Unaudited)

Banks	10.8%
Household Durables	8.6
Real Estate Investment Trusts	5.4
Real Estate Management & Development	4.4
Metals & Mining	4.2
Machinery	3.8
Electronic Equipment, Instruments & Components	3.7
Aerospace & Defense	2.8
Insurance	2.5
Internet Software & Services	2.5
Specialty Retail	2.1
Hotels, Restaurants & Leisure	2.0
Construction Materials	1.9
Diversified Telecommunication Services	1.2
Wireless Telecommunication Services	1.2
Communications Equipment	1.0
Diversified Financial Services	1.0
Electrical Equipment	1.0
Oil, Gas & Consumable Fuels	1.0

Beverages	0.9%
Personal Products	0.8
Biotechnology	0.7
Capital Markets	0.6
Chemicals	0.6
Food & Staples Retailing	0.6
Software	0.6
Leisure Products	0.5
Purchased Options	0.5
Health Care Equipment & Supplies	0.4
Technology Hardware, Storage & Peripherals	0.4
Automobiles	0.1
Investments in Exchange-Traded Funds	16.1
Investment in Money Market Fund	3.0
Other Assets, Less Liabilities	25.0
Investments Sold Short	–11.9

100.0%

See Portfolio of Investments beginning on page 16 for specific holdings within these categories.

Top Ten Holdings or Issuers as of June 30, 2015 (excluding short-term investment) (Unaudited)

1.	iShares China Large-Cap ETF

2.	Merlin Properties Socimi S.A.

3.	Bank of Ireland

4.	Bank of China, Ltd. Class H

5.	iShares MSCI Japan ETF

6.	Kennedy Wilson Europe Real Estate PLC

7.	iShares MSCI Hong Kong ETF

8.	Sony Corp.

9.	iShares MSCI Emerging Markets ETF

10.	China Life Insurance Co., Ltd. Class H

Top Five Short Positions as of June 30, 2015 (Unaudited)

1.	iShares JP Morgan USD Emerging Markets Bond ETF
2.	Industrial Select Sector SPDR Fund
3.	iShares U.S. Real Estate ETF
4.	Canadian Pacific Railway, Ltd.
5.	General Electric Co.

13

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Michael C. Aronstein of Marketfield Asset Management LLC, the Fund’s Subadvisor.

How did MainStay Marketfield Fund perform relative to its benchmarks and peers during the six months ended June 30, 2015?

Excluding all sales charges, MainStay Marketfield Fund returned –2.04% for Class A shares, –2.10% for Investor Class shares and –2.45% for Class C shares for the six months ended June 30, 2015. Over the same period, Class I shares returned –1.97%, Class R2 shares returned –2.11%, Class R6 shares returned –1.91% and Class P shares returned –1.97%. During the six months ended June 30, 2015, all share classes underperformed the 1.23% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the 2.37% return of the HFRI Macro Discretionary Thematic Index,1 which is a secondary benchmark of the Fund. Over the same period, all share classes also underperformed the 0.13% return of the Average Lipper2 Alternative Global Macro Fund. See page 10 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance relative to the S&P 500® Index during the reporting period?

MainStay Marketfield Fund is a long/short fund whose correlation to the broad equity market may vary considerably over the course of an investment cycle. The Fund has a broad investment charter that allows it to use, among other instruments, equity securities, fixed-income instruments, futures and options. Additionally, with respect to 50% of its net assets, the Fund may engage in short sales to profit from anticipated declines in security prices.

The Fund’s short Index Hedges and short Margin Pressures themes were the primary negative drivers of relative performance. In addition, the S&P 500® Index had fairly narrow leadership, driven by health care and retail, sectors in which the Fund held very small positions. The Fund’s short Index Hedges theme seeks to dampen Fund volatility using broad fixed-income and equity index hedges. The short Margin Pressures theme pursues short positions among companies that may have limited ability to pass on rising input costs.

The Fund’s long exposure to three segments—Asia including China, Japan, and U.S. and non-U.S. property—helped the Fund’s relative performance during the first half of 2015.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the first half of 2015, the Fund was long Hang Seng China Enterprises Index (HSCEI) futures. This holding produced positive performance, contributing 0.45% for the reporting period. The Fund was short CAC 40 (French stock exchange index) futures, which detracted from performance by 0.52% for the reporting period.

In addition, the Fund held currency options and forwards as well as equity and U.S. Treasury note options with no material net effect on the performance of the Fund.

Which investment themes were the strongest contributors to the Fund’s performance, and which themes were particularly weak?

The three strongest contributions to the Fund’s performance came from our Japan Recovery theme, which contributed 1.3% to performance; Asia Ex-Japan, which contributed 1.1% to performance; and Non-U.S. Property Recovery, which contributed 0.5% to performance. (Contributions take weightings and total returns into account.) The Fund’s Japan Recovery theme sought long positions in a basket of economically sensitive Japanese securities. The Fund’s Asia Ex-Japan theme sought long positions in broad Chinese Indexes, large insurers and financials. The Fund’s Non-U.S. Property Recovery theme sought long positions in real estate and financials in Europe, primarily in Ireland, Spain and the U.K. This reflected our view that depressed European assets were recovering.

The three weakest contributions to the Fund’s performance came from our Index Hedges theme, which contributed –1.5% to performance; our Late-Cycle Opportunities theme, which contributed –1.1% to performance; and our Margin Pressures theme, which contributed –0.9% to performance. The Late-Cycle Opportunities theme sought long positions in financials, industrial goods, agriculture and technology. The theme reflected our view that some companies in these sectors may be more competitive or likely to benefit in this phase of the economic cycle.

During the reporting period, which individual holdings made the strongest contributions to the Fund’s absolute performance and which holdings detracted the most?

The individual position that made the strongest contribution to the Fund’s absolute performance during the reporting period was a USDTRY call option (an option on the Turkish lira). This was followed by a position in Bank of China Limited, Class H, and a position in HSCEI futures.

The Fund’s individual holdings that detracted the most from the Fund’s absolute performance were a position in CAC 40 Index futures, a USDZAR call option (an option on the South African rand) and an SPY put option (an option on the S&P 500® Index).

As of June 30, 2015, the Fund no longer held options in the Turkish lira, the South African rand or the S&P 500® Index. In addition, the Fund no longer held a positon in CAC 40 futures.

1.	See footnote on page 11 for more information about this index.
2.	See footnote on page 11 for more information on Lipper Inc.

14	MainStay Marketfield Fund

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund increased exposure to our long Asia Ex-Japan theme from 14% to 27% of net assets. We increased our long Japan Recovery theme from 10% to 20% of net assets. We increased our long Non-U.S. Property theme from 9% to 11% of net assets. Over the same period, we decreased our long U.S. Property theme from 13% to 9% of net assets. We also decreased our Late-Cycle Opportunities theme from 19% to 16% of net assets.

How did the Fund’s sector weightings change during the reporting period?

From January 1, 2015, through June 30, 2015, the Fund’s weighting in information technology declined from 10.3% to 8.1% of net assets, a decrease of 2.2 percentage points. Over the same period, the Fund’s holdings in industrials fell from 6.9% to 5.8% of net assets, a decrease of 1.1 percentage points.

During the reporting period, the Fund’s position in financials increased from 21% to 22.6% of net assets, a gain of 1.6 percentage points; and the Fund’s materials holdings moved from 6.1% to 6.8% of net assets, an increase of 70 basis points. (A basis point is one hundredth of a percentage point.) During the reporting period, the Fund’s consumer discretionary holdings grew from 13% of net assets to 13.3%, an increase of 30 basis points. In energy, the Fund moved from 0.8% of net assets at the beginning of the reporting period to 1.0% at the end, an increase of 20 basis points.

How was the Fund positioned at the end of the reporting period?

As of June 30, 2015, the equity portion of the Fund was 84% long and 12% short. The net equity exposure was long 72%.3 As of the same date, the futures portion of the Fund was 5% long and 11% short. The net futures exposure was short 6%.

3.	See the Portfolio of Investments on page 16 for information on specific holdings.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

15

Portfolio of Investments June 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 65.9%†
Aerospace & Defense 2.8%
Honeywell International, Inc.	237,530	$24,220,934
Lockheed Martin Corp.	258,912	48,131,741
Northrop Grumman Corp.	299,369	47,488,904
United Technologies Corp.	202,206	22,430,712

		142,272,291

Automobiles 0.1%
Great Wall Motor Co., Ltd. Class H (a)(b)	1,336,018	6,549,488

Banks 9.4%
♦Bank of China, Ltd. Class H	233,691,576	152,245,997
♦Bank of Ireland (c)	226,498,100	91,535,350
Citigroup, Inc. (d)	615,232	33,985,416
DBS Group Holdings, Ltd.	3,910,839	60,077,409
Itau Unibanco Holding S.A., ADR	2,570,952	28,151,924
Sumitomo Mitsui Financial Group, Inc.	1,298,690	57,928,249
U.S. Bancorp	534,941	23,216,439
Wells Fargo & Co. (d)	465,915	26,203,060

		473,343,844

Beverages 0.9%
Suntory Beverage & Food, Ltd.	1,103,932	43,973,269

Biotechnology 0.7%
Grifols S.A.	884,377	35,622,277

Capital Markets 0.6%
CITIC Securities Co., Ltd. Class H	8,136,453	29,390,339

Chemicals 0.6%
Sherwin-Williams Co. (The) (d)	115,727	31,827,240

Communications Equipment 1.0%
QUALCOMM, Inc.	766,628	48,013,912

Construction Materials 1.9%
Buzzi Unicem S.p.A.	311,866	4,439,921
CRH PLC	382,180	10,724,935
Eagle Materials, Inc. (d)	509,016	38,853,191
Taiheiyo Cement Corp.	14,113,297	41,284,147

		95,302,194

Diversified Financial Services 1.0%
CME Group, Inc.	415,088	38,628,089
Intercontinental Exchange, Inc.	60,565	13,542,940

		52,171,029

	Shares	Value

Diversified Telecommunication Services 1.2%
Singapore Telecommunications, Ltd.	18,814,300	$59,368,731

Electrical Equipment 1.0%
Rockwell Automation, Inc.	399,086	49,742,079

Electronic Equipment, Instruments & Components 3.7%
Hitachi, Ltd.	7,087,922	46,725,787
Keyence Corp.	102,800	55,488,565
Murata Manufacturing Co., Ltd.	323,100	56,391,028
Yaskawa Electric Corp.	1,978,400	25,347,316

		183,952,696

Food & Staples Retailing 0.6%
Costco Wholesale Corp.	226,456	30,585,147

Health Care Equipment & Supplies 0.4%
Intuitive Surgical, Inc. (c)	40,690	19,714,305

Hotels, Restaurants & Leisure 2.0%
Dalata Hotel Group PLC (c)	10,399,112	41,736,404
Las Vegas Sands Corp.	1,106,568	58,172,280

		99,908,684

Household Durables 8.6%
D.R. Horton, Inc. (d)	1,513,190	41,400,878
Lennar Corp. Class A (d)	1,024,245	52,277,465
Panasonic Corp.	4,054,059	55,700,455
PulteGroup, Inc.	2,051,557	41,338,874
Ryland Group, Inc. (The)	536,432	24,874,352
Sekisui House, Ltd.	2,944,401	46,769,747
♦Sony Corp. (c)	1,935,906	54,754,575
♦Sony Corp., Sponsored ADR (c)	1,607,240	45,629,544
Toll Brothers, Inc. (c)	600,911	22,948,791
Whirlpool Corp.	255,681	44,245,597

		429,940,278

Insurance 2.5%
♦China Life Insurance Co., Ltd. Class H	20,188,729	87,510,407
China Pacific Insurance Group Co., Ltd. Class H	7,595,000	36,546,690

		124,057,097

Internet Software & Services 2.5%
Facebook, Inc. Class A (c)(d)	694,697	59,580,688
Tencent Holdings, Ltd.	3,325,300	66,406,905

		125,987,593

Leisure Products 0.5%
Shimano, Inc.	191,200	26,090,125

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of June 30, 2015, excluding short-term investment. May be subject to change daily.

16	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Machinery 3.8%
Cummins, Inc.	241,286	$31,654,310
Deere & Co.	458,777	44,524,308
FANUC Corp.	349,573	71,636,972
Kubota Corp.	2,856,000	45,307,219

		193,122,809

Metals & Mining 4.2%
Glencore PLC (c)	14,827,419	59,478,723
Newmont Mining Corp. (d)	1,762,571	41,173,659
Nippon Steel & Sumitomo Metal Corp.	26,623,453	69,046,729
Vale S.A., Sponsored ADR	7,041,756	41,475,943

		211,175,054

Oil, Gas & Consumable Fuels 1.0%
PetroChina Co., Ltd. Class H	44,777,000	49,851,386

Personal Products 0.8%
Kao Corp.	923,100	42,939,971

Real Estate Investment Trusts 5.4%
Green REIT PLC	32,892,150	53,757,926
Hibernia REIT PLC	39,222,233	55,095,881
♦Merlin Properties Socimi S.A. (c)	13,204,014	161,336,563

		270,190,370

Real Estate Management & Development 4.4%
Deutsche Wohnen A.G.	445,248	10,203,184
♦Kennedy Wilson Europe Real Estate PLC	7,157,941	127,764,944
Mitsubishi Estate Co., Ltd.	1,911,565	41,180,219
St. Joe Co. (The) (c)	2,536,695	39,394,874

		218,543,221

Software 0.6%
FireEye, Inc. (c)	265,375	12,979,491
Splunk, Inc. (c)	241,179	16,790,882

		29,770,373

Specialty Retail 2.1%
Home Depot, Inc. (The) (d)	337,872	37,547,715
Inditex S.A.	2,072,471	67,362,436

		104,910,151

Technology Hardware, Storage & Peripherals 0.4%
Blackberry, Ltd. (c)	2,266,013	18,535,986

Wireless Telecommunication Services 1.2%
China Mobile, Ltd.	4,619,931	59,242,492

Total Common Stocks (Cost $2,907,839,687)		3,306,094,431

	Shares	Value

Exchange-Traded Funds 16.1% (e)
♦iShares China Large-Cap ETF	4,844,060	$223,311,166
♦iShares MSCI Emerging Markets ETF	2,519,425	99,819,618
♦iShares MSCI Hong Kong ETF (d)	5,191,565	117,121,706
♦iShares MSCI Japan ETF	11,559,037	148,071,264
iShares Russell 2000 ETF	332,602	41,528,686
iShares U.S. Home Construction ETF (d)	1,668,963	45,813,034
Market Vectors Agribusiness ETF	709,299	39,096,561
Market Vectors Gold Miners ETF	2,287,597	40,627,723
SPDR S&P Homebuilders ETF (d)	1,432,235	52,448,446

Total Exchange-Traded Funds (Cost $736,956,219)		807,838,204

Preferred Stock 1.4%
Banks 1.4%
♦Bank of Ireland Trust-Preferred Security 10.24% (f)	59,477,000	68,389,976

Total Preferred Stock (Cost $85,130,435)		68,389,976

	Notional Amount
Purchased Options 0.5%
Purchased Call Options 0.2%
INR Put/USD Call, Expiring 8/11/15 at 65 INR to 1 USD, European Style (g)	988,744,306	3,593,097

	Number of Contracts
Market Vectors Gold Miners ETF Strike Price $19.00 Expires 8/21/15, American Style (g)	50,000	1,800,000
Proshares Ultrashort 20+ Year Treasury ETF Strike Price $52.00 Expires 7/17/15, American Style (g)	50,000	3,700,000

Total Purchased Call Options (Cost $25,516,143)		9,093,097

Purchased Put Options 0.3%
10-Year United States Treasury Note Future
Strike Price $124.50 Expires 8/21/15, American Style (g)	5,000	2,656,250
Strike Price $125.00 Expires 8/21/15, American Style (g)	5,000	3,437,500
Strike Price $125.50 Expires 8/21/15, American Style (g)	3,663	3,205,125
American Express Co. Strike Price $77.50 Expires 7/17/15, American Style (g)	10,000	1,090,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

	Number of Contracts	Value

Purchased Options (continued)
Purchased Put Options (continued)
Blackrock, Inc. Strike Price $350.00 Expires 7/17/15, American Style (g)	4,404	$3,479,160

Total Purchased Put Options (Cost $14,652,518)		13,868,035

Total Purchased Options (Cost $40,168,661)		22,961,132

	Shares
Short-Term Investment 3.0%
Money Market Fund 3.0%
State Street Institutional Treasury Money Market Fund	150,000,000	150,000,000

Total Short-Term Investment (Cost $150,000,000)		150,000,000

Total Investments, Before Investments Sold Short (Cost $3,920,095,002) (i)	86.9%	4,355,283,743

Common Stocks Sold Short (2.5%)
Capital Markets (0.7%)
Eaton Vance Corp.	(910,430)	(35,625,126)

Industrial Conglomerates (0.8%)
General Electric Co.	(1,544,286)	(41,031,679)

Road & Rail (1.0%)
Canadian Pacific Railway, Ltd.	(319,157)	(51,138,526)

Total Common Stocks Sold Short (Proceeds $127,997,905)		(127,795,331)

Exchange-Traded Funds Sold Short (9.4%) (e)
Industrial Select Sector SPDR Fund	(2,968,603)	(160,482,678)
iShares JP Morgan USD Emerging Markets Bond ETF	(1,875,616)	(206,167,711)
iShares U.S. Real Estate ETF	(1,440,498)	(102,707,507)

Total Exchange-Traded Funds Sold Short (Proceeds $502,357,175)		(469,357,896)

Total Investments Sold Short (Proceeds $630,355,080) (h)	(11.9)%	(597,153,227)

Total Investments, Net of Investments Sold Short (Cost $3,289,739,922)	75.0	3,758,130,516
Other Assets, Less Liabilities	25.0	1,254,223,916
Net Assets	100.0%	$5,012,354,432

(a)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2015, the total market value of this security was $6,549,488, which represented 0.1% of the Fund’s net assets.

(b)	Illiquid security—As of June 30, 2015, the total market value of this security was $6,549,488, which represented 0.1% of the Fund’s net assets.

(c)	Non-income producing security.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(K)).

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(g)	As of June 30, 2015, cash in the amount of $17,135,832 was on deposit with brokers for options transactions.

(h)	As of June 30, 2015, cash in the amount of $733,392,474 was on deposit with brokers for short sale transactions.

(i)	As of June 30, 2015, cost was $3,937,787,153 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$587,983,838
Gross unrealized depreciation	(170,487,248)

Net unrealized appreciation	$417,496,590

18	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2015, the Fund held the following foreign currency forward contracts1:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	8/12/15	Citigroup Global Markets, Inc.	EUR	56,839,888	$63,936,238	$(533,814)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	8/12/15	Citigroup Global Markets, Inc.	EUR	446,127,041	$500,599,153	$2,963,832
Euro vs. U.S. Dollar	9/3/15	Credit Suisse International		408,544,333	446,048,703	(9,811,695)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(7,381,677)

1.	As of June 30, 2015, cash in the amount of $19,700,000 was on deposit with brokers for foreign currency forward contracts.

As of June 30, 2015, the Fund held the following Futures Contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
H-Shares Index	2,983	July 2015	$248,693,971	$(10,168,635)
Standard & Poor’s 500 Index Mini	(5,241)	September 2015	(538,355,520)	12,236,372

			$(289,661,549)	$2,067,737

1.	As of June 30, 2015, cash in the amount of $75,934,205 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2015.

Written Options1

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Premium (Received)	Market Value
Call-American Express Co., American Style	Citibank N.A.	$80.00	7/17/2015	(10,000)	$(1,299,976)	$(450,000)
Put-Blackrock, Inc., American Style	Barclays Capital, Inc.	330.00	7/17/2015	(4,404)	(761,892)	(836,760)
					$(2,061,868)	$(1,286,760)

1.	As of June 30, 2015, cash in the amount of $17,135,832 was on deposit with brokers for options transactions.

At June 30, 2015, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	(Pay)/ Receive Fixed Rate[3]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[4]
Republic of South Africa 5.50%, due 3/9/20	Citibank N.A.	6/20/2019	Buy	$236,926	(1.00)%	$(10,144,542)	$6,588,507	$(3,556,035)
							$6,588,507	$(3,556,035)

1.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2015 (Unaudited) (continued)

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

EUR—Euro

INR—Indian Rupee

SPDR—Standard & Poor’s Depositary Receipt

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Automobiles	$—	$6,549,488	$—	$6,549,488
All Other Industries	3,299,544,943	—	—	3,299,544,943

Total Common Stocks	3,299,544,943	6,549,488	—	3,306,094,431

Exchange-Traded Funds	807,838,204	—	—	807,838,204
Preferred Stock	—	68,389,976	—	68,389,976
Short-Term Investment
Money Market Fund	150,000,000	—	—	150,000,000

Total Investments in Securities	4,257,383,147	74,939,464	—	4,332,322,611

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	2,963,832	—	2,963,832
Futures Contracts Short (b)	12,236,372	—	—	12,236,372
Purchased Call Options	9,093,097	—	—	9,093,097
Purchased Put Options	13,868,035	—	—	13,868,035

Total Other Financial Instruments	35,197,504	2,963,832	—	38,161,336

Total Investments in Securities and Other Financial Instruments	$4,292,580,651	$77,903,296	$—	$4,370,483,947

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(127,795,331)	$—	$—	$(127,795,331)
Exchange Traded Fund Sold Short	(469,357,896)	—	—	(469,357,896)

Total Investments in Securities Sold Short	(597,153,227)	—	—	(597,153,227)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(10,345,509)	—	(10,345,509)
Futures Contracts Long (b)	(10,168,635)	—	—	(10,168,635)
Credit Default Swap Contracts (b)	—	(3,556,035)	—	(3,556,035)
Written Options	(1,286,760)	—	—	(1,286,760)

Total Other Financial Instruments	(11,455,395)	(13,901,544)	—	(25,356,939)

Total Investments in Securities Sold Short and Other Financial Instruments	$(608,608,622)	$(13,901,544)	$—	$(622,510,166)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2015, certain foreign securities with a market value of $1,939,869,331 were transferred from Level 2 to Level 1 as the prices of these securities were based on observable quoted prices in active markets. (See Note 2)

As of June 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $3,920,095,002)	$4,355,283,743
Cash collateral on deposit at broker	846,162,511
Cash	291,525,840
Cash denominated in foreign currencies (identified cost $99,830,210)	99,344,001
Receivables:
Investment securities sold	43,667,622
Dividends and interest	23,026,293
Fund shares sold	3,782,040
Unrealized appreciation on futures contracts (a)	2,067,737
Premium paid for swap contract	10,144,542
Other assets	136,157
Unrealized appreciation on foreign currency forward contracts	2,963,832

Total assets	5,678,104,318

Liabilities
Investments sold short (proceeds $630,355,080)	597,153,227
Written options, at value (premiums received $2,061,868)	1,286,760
Payables:
Fund shares redeemed	34,987,078
Investment securities purchased	7,426,367
Manager (See Note 3)	6,342,334
Transfer agent (See Note 3)	1,483,632
Broker fees and charges on short sales	1,124,729
NYLIFE Distributors (See Note 3)	624,498
Dividends on investments sold short	458,258
Shareholder communication	431,811
Professional fees	211,518
Custodian	198,180
Trustees	23,692
Unrealized depreciation on swap contracts	3,556,035
Accrued expenses	96,258
Unrealized depreciation on foreign currency forward contracts	10,345,509

Total liabilities	665,749,886

Net assets	$5,012,354,432

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$315,962
Additional paid-in capital	5,173,154,086

5,173,470,048
Net investment loss	(19,864,111)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(600,078,294)
Net unrealized appreciation (depreciation) on investments, futures contracts, written options and swap contracts	434,475,551
Net unrealized appreciation (depreciation) on investments sold short	33,201,853
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(8,850,615)

Net assets	$5,012,354,432

Class A
Net assets applicable to outstanding shares	$501,363,145

Shares of beneficial interest outstanding	31,679,225

Net asset value per share outstanding	$15.83
Maximum sales charge (5.50% of offering price)	0.92

Maximum offering price per share outstanding	$16.75

Investor Class
Net assets applicable to outstanding shares	$13,763,446

Shares of beneficial interest outstanding	869,818

Net asset value per share outstanding	$15.82
Maximum sales charge (5.50% of offering price)	0.92

Maximum offering price per share outstanding	$16.74

Class C
Net assets applicable to outstanding shares	$586,617,817

Shares of beneficial interest outstanding	37,835,570

Net asset value and offering price per share outstanding	$15.50

Class I
Net assets applicable to outstanding shares	$3,794,094,733

Shares of beneficial interest outstanding	238,256,313

Net asset value and offering price per share outstanding	$15.92

Class R2
Net assets applicable to outstanding shares	$8,159,032

Shares of beneficial interest outstanding	517,370

Net asset value and offering price per share outstanding	$15.77

Class R6
Net assets applicable to outstanding shares	$5,732,265

Shares of beneficial interest outstanding	359,113

Net asset value and offering price per share outstanding	$15.96

Class P
Net assets applicable to outstanding shares	$102,623,994

Shares of beneficial interest outstanding	6,444,615

Net asset value and offering price per share outstanding	$15.92

(a)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2015. Margin payments are not paid or received daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended June 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$46,312,568
Interest	7,501,736

Total income	53,814,304

Expenses
Manager (See Note 3)	46,736,784
Dividends on investments sold short	10,350,152
Broker fees and charges on short sales	6,238,704
Distribution/Service—Class A (See Note 3)	781,690
Distribution/Service—Investor Class (See Note 3)	18,088
Distribution/Service—Class C (See Note 3)	3,847,768
Distribution/Service—Class R2 (See Note 3)	12,446
Transfer agent (See Note 3)	4,652,388
Shareholder communication	435,493
Professional fees	279,382
Custodian	217,624
Registration	197,431
Trustees	84,876
Shareholder service—Class R2 (See Note 3)	4,979
Miscellaneous	166,625

Total expenses before waiver/reimbursement	74,024,430
Expense waiver/reimbursement from Manager (See Note 3)	(462,128)

Net expenses	73,562,302

Net investment income (loss)	(19,747,998)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	325,223,780
Investments sold short	(57,715,392)
Futures transactions	(61,291,582)
Written option transactions	9,787,042
Swap transactions	(2,464,111)
Foreign currency transactions	(5,266,933)

Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions, and foreign currency transactions	208,272,804

Net change in unrealized appreciation (depreciation) on:
Investments	(361,994,481)
Investments sold short	5,336,547
Futures contracts	57,983,002
Written option contracts	775,108
Swap contracts	1,128,095
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(6,365,468)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	(303,137,197)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(94,864,393)

Net increase (decrease) in net assets resulting from operations	$(114,612,391)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,337,391.

22	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2015 (Unaudited) and the year ended December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(19,747,998)	$(183,276,920)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	208,272,804	(596,294,852)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	(303,137,197)	(1,557,502,451)

Net increase (decrease) in net assets resulting from operations	(114,612,391)	(2,337,074,223)

Capital share transactions:
Net proceeds from sale of shares	467,280,483	6,666,498,811
Cost of shares redeemed	(4,348,903,193)	(14,717,080,134)

Increase (decrease) in net assets derived from capital share transactions	(3,881,622,710)	(8,050,581,323)

Net increase (decrease) in net assets	(3,996,235,101)	(10,387,655,546)

Net Assets
Beginning of period	9,008,589,533	19,396,245,079

End of period	$5,012,354,432	$9,008,589,533

Net investment loss at end of period	$(19,864,111)	$(116,113)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,			October 5, 2012** through December 31,
Class A	2015*		2014	2013		2012
Net asset value at beginning of period	$16.16		$18.47	$15.84		$15.80	†

Net investment income (loss) (a)	(0.05)		(0.20)	(0.28)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.25)		(2.11)	2.91		0.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		(0.00)‡	0.00	‡	—

Total from investment operations	(0.33)		(2.31)	2.63		0.11

Less dividends and distributions:
From net investment income	—		—	(0.00	)‡	—
From net realized gain on investments	—		—	—		(0.07)

Total dividends and distributions	—		—	(0.00	)‡	(0.07)

Net asset value at end of period	$15.83		$16.16	$18.47		$15.84

Total investment return (b)	(2.04	%)(c)	(12.51%)	16.60	% (d)	0.72	% (c)
Ratios of expenses to average net assets (e):
Before waivers/reimbursements of expenses	2.32	% ††	2.65%	2.87%		4.07	% ††
Excluding dividends and interest expense on short positions	1.82	% ††	1.78%	1.78%		1.80	% ††
After waivers/reimbursements of expenses	2.32	% ††	2.65%	2.87%		4.07	% ††
Excluding dividends and interest expense on short positions	1.82	% ††	1.78%	1.78%		1.80	% ††
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (f)	(0.68	%)††	(1.15%)	(1.59%)		(1.13	%)††
After waivers/reimbursements of expenses (f)	(0.68	%)††	(1.15%)	(1.59%)		(1.13	%)††
Short sale expenses	0.50	% ††	0.87%	1.09%		2.27	% ††
Portfolio turnover rate	51%		98%	32%		66%
Net assets at end of period (in 000’s)	$501,363		$793,299	$1,718,301		$137,056

*	Unaudited.
**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The net investment loss ratios include dividends and interest expense on short positions.

24	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,			October 5, 2012** through December 31,
Investor Class	2015*		2014	2013		2012
Net asset value at beginning of period	$16.16		$18.47	$15.84		$15.80	†

Net investment income (loss) (a)	(0.05)		(0.19)	(0.28)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.25)		(2.12)	2.91		0.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.00)‡	0.00	‡	—

Total from investment operations	(0.34)		(2.31)	2.63		0.11

Less dividends and distributions:
From net investment income	—		—	(0.00	)‡	—
From net realized gain on investments	—		—	—		(0.07)

Total dividends and distributions	—		—	(0.00	)‡	(0.07)

Net asset value at end of period	$15.82		$16.16	$18.47		$15.84

Total investment return (b)	(2.10	%)(c)	(12.51%)	16.60	% (d)	0.72	% (c)
Ratios of expenses to average net assets (e):
Before waivers/reimbursements of expenses	2.36	% ††	2.61%	2.89%		4.03	% ††
Excluding dividends and interest expense on short positions	1.84	% ††	1.78%	1.79%		1.74	% ††
After waivers/reimbursements of expenses	2.36	% ††	2.61%	2.89%		4.03	% ††
Excluding dividends and interest expense on short positions	1.84	% ††	1.78%	1.79%		1.74	% ††
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (f)	(0.62	%)††	(1.10%)	(1.59%)		(1.06	%)††
After waivers/reimbursements of expenses (f)	(0.62	%)††	(1.10%)	(1.59%)		(1.06	%)††
Short sale expenses	0.52	% ††	0.83%	1.10%		2.29	% ††
Portfolio turnover rate	51%		98%	32%		66%
Net assets at end of period (in 000’s)	$13,763		$14,975	$11,913		$619

*	Unaudited.
**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The net investment loss ratios include dividends and interest expense on short positions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,			October 5, 2012** through December 31,
Class C	2015*		2014	2013		2012
Net asset value at beginning of period	$15.89		$18.30	$15.81		$15.80	†

Net investment income (loss) (a)	(0.12)		(0.33)	(0.41)		(0.07)
Net realized and unrealized gain (loss) on investments	(0.24)		(2.08)	2.90		0.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		(0.00)‡	0.00	‡	—

Total from investment operations	(0.39)		(2.41)	2.49		0.08

Less dividends and distributions:
From net investment income	—		—	(0.00	)‡	—
From net realized gain on investments	—		—	—		(0.07)

Total dividends and distributions	—		—	(0.00	)‡	(0.07)

Net asset value at end of period	$15.50		$15.89	$18.30		$15.81

Total investment return (b)	(2.45	%)(c)	(13.17%)	15.75	% (d)	0.53	% (c)
Ratios of expenses to average net assets (e):
Before waivers/reimbursements of expenses	3.10	% ††	3.38%	3.62%		4.82	% ††
Excluding dividends and interest expense on short positions	2.60	% ††	2.53%	2.53%		2.50	% ††
After waivers/reimbursements of expenses	3.10	% ††	3.38%	3.62%		4.82	% ††
Excluding dividends and interest expense on short positions	2.60	% ††	2.53%	2.53%		2.50	% ††
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (f)	(1.47	%)††	(1.89%)	(2.35%)		(1.85	%)††
After waivers/reimbursements of expenses (f)	(1.47	%)††	(1.89%)	(2.35%)		(1.85	%)††
Short sale expenses	0.50%		0.85%	1.09%		2.32	% ††
Portfolio turnover rate	51%		98%	32%		66%
Net assets at end of period (in 000’s)	$586,618		$1,003,835	$1,582,396		$124,430

*	Unaudited.
**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The net investment loss ratios include dividends and interest expense on short positions.

26	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
Class I	2015*		2014		2013		2012		2011**		2010**
Net asset value at beginning of period	$16.24		$18.51		$15.84		$14.02		$13.52		$11.84

Net investment income (loss)	(0.04	)(a)	(0.16	)(a)	(0.23	)(a)	(0.06	)(a)	(0.11)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.25)		(2.11)		2.90		1.96		0.61		1.75
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		(0.00	)‡	0.00	‡	(0.01)		—	(b)	—	(b)

Total from investment operations	(0.32)		(2.27)		2.67		1.89		0.50		1.71

Less dividends and distributions:
From net investment income	—		—		(0.00	)‡	—		—		(0.01)
From net realized gain on investments	—		—		—		(0.07)		—		(0.02)

Total dividends and distributions	—		—		(0.00	)‡	(0.07)		—		(0.03)

Redemption fee	—		—		—		—		0.00	‡	0.00	‡

Net asset value at end of period	$15.92		$16.24		$18.51		$15.84		$14.02		$13.52

Total investment return (c)	(1.97	%)(d)	(12.26	%)(e)	16.86	% (e)	13.50%		3.70%		14.32%
Ratios of expenses to average net assets (f):
Before waivers/reimbursements of expenses	2.07	% ††	2.39%		2.60%		2.86%		2.42%		2.35%
Excluding dividends and interest expense on short positions	1.57	% ††	1.53%		1.52%		1.53%		1.55%		1.64%
After waivers/reimbursements of expenses	2.06	% ††	2.39%		2.60%		2.86%		2.43	% (g)	2.46	% (g)
Excluding dividends and interest expense on short positions	1.56	% ††	1.53%		1.52%		1.53%		1.56%		1.75%
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (h)	(0.43	%)††	(0.90%)		(1.33%)		(1.28%)		(1.06%)		(0.25%)
After waivers/reimbursements of expenses (h)	(0.45	%)††	(0.90%)		(1.33%)		(1.28%)		(1.07%)		(0.36%)
Short sale expenses	0.50	% ††	0.86%		1.08%		1.33%		0.87%		0.71%
Portfolio turnover rate	51%		98%		32%		66%		138%		159%
Net assets at end of period (in 000’s)	$3,794,095		$7,062,935		$15,867,200		$4,144,927		$888,782		$433,921

*	Unaudited.
**	These periods were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	This information was not separately reported and part of realized unrealized gain (loss).
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(g)	Reflects recoupment of expenses waived/reimbursed from prior fiscal years.
(h)	The net investment loss ratios include dividends and interest expense on short positions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,			October 5, 2012** through December 31,
Class R2	2015*		2014	2013		2012
Net asset value at beginning of period	$16.11		$18.44	$15.82		$15.80	†

Net investment income (loss) (a)	(0.06)		(0.22)	(0.32)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.25)		(2.11)	2.94		0.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		(0.00)‡	0.00	‡	—

Total from investment operations	(0.34)		(2.33)	2.62		0.09

Less dividends and distributions:
From net investment income	—		—	(0.00	)‡	—
From net realized gain on investments	—		—	—		(0.07)

Total dividends and distributions	—		—	(0.00	)‡	(0.07)

Net asset value at end of period	$15.77		$16.11	$18.44		$15.82

Total investment return (b)	(2.11	%)(c)	(12.64%)	16.56	% (d)	0.59	% (c)
Ratios of expenses to average net assets (e):
Before waivers/reimbursements of expenses	2.43	% ††	2.76%	2.99%		3.83	% ††
Excluding dividends and interest expense on short positions	1.92	% ††	1.88%	1.89%		1.89	% ††
After waivers/reimbursements of expenses	2.43	% ††	2.76%	2.99%		3.83	% ††
Excluding dividends and interest expense on short positions	1.92	% ††	1.88%	1.89%		1.89	% ††
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (f)	(0.76	%)††	(1.24%)	(1.80%)		(1.56	%)††
After waivers/reimbursements of expenses (f)	(0.76	%)††	(1.24%)	(1.80%)		(1.56	%)††
Short sale expenses	0.51	% ††	0.88%	1.10%		1.94	% ††
Portfolio turnover rate	51%		98%	32%		66%
Net assets at end of period (in 000’s)	$8,159		$12,426	$17,234		$90

*	Unaudited.
**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The net investment loss ratios include dividends and interest expense on short positions.

28	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended June 30, 2015*		Year ended December 31, 2014		June 17, 2013** through December 31, 2013
Net asset value at beginning of period	$16.27		$18.53		$17.08	†

Net investment income (loss) (a)	(0.02)		(0.13)		(0.10)
Net realized and unrealized gain (loss) on investments	(0.25)		(2.13)		1.55
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.00	)††	0.00	‡

Total from investment operations	(0.31)		(2.26)		1.45

Less dividends:
From net investment income	—		—		(0.00	)‡

Net asset value at end of period	$15.96		$16.27		$18.53

Total investment return (b)	(1.91	%)(c)	(12.20	%)(d)	8.49	% (c)(d)
Ratios of expenses to average net assets (e):
Before waivers/reimbursements of expenses	1.96	% ††	2.34%		2.66	% ††
Excluding dividends and interest expense on short positions	1.44	% ††	1.42%		1.44	% ††
After waivers/reimbursements of expenses	1.96	% ††	2.34%		2.66	% ††
Excluding dividends and interest expense on short positions	1.44	% ††	1.42%		1.44	% ††
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (f)	(0.23	%)††	(0.75%)		(1.04	%)††
After waivers/reimbursements of expenses (f)	(0.23	%)††	(0.75%)		(1.04	%)††
Short sale expenses	0.52	% ††	0.92%		1.22	% ††
Portfolio turnover rate	51%		98%		32%
Net assets at end of period (in 000’s)	$5,732		$6,365		$1,957

*	Unaudited.
**	Inception date.
†	Based on the net asset value of Class I as of June 17, 2013.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The net investment loss ratios include dividends and interest expense on short positions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

Class P	Six months ended June 30, 2015*		Year ended December 31, 2014	May 31, 2013** through December 31, 2013
Net asset value at beginning of period	$16.24		$18.51	$17.01	†

Net investment income (loss) (a)	(0.03)		(0.16)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.25)		(2.11)	1.65
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.00)‡	0.00	‡

Total from investment operations	(0.32)		(2.27)	1.50

From net investment income	—		—	(0.00	)‡

Net asset value at end of period	$15.92		$16.24	$18.51

Total investment return (b)	(1.97	%)(c)	(12.26%)	8.82	% (c)(d)
Ratios of expenses to average net assets (e):
Before waivers/reimbursements of expenses	2.09	% ††	2.41%	2.58	% ††
Excluding dividends and interest expense on short positions	1.57	% ††	1.54%	1.54	% ††
After waivers/reimbursements of expenses	2.09	% ††	2.41%	2.58	% ††
Excluding dividends and interest expense on short positions	1.57	% ††	1.54%	1.54	% ††
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (f)	(0.36	%)††	(0.91%)	(1.46	%)††
After waivers/reimbursements of expenses (f)	(0.36	%)††	(0.91%)	(1.46	%)††
Short sale expenses	0.52	% ††	0.87%	1.04	% ††
Portfolio turnover rate	51%		98%	32%
Net assets at end of period (in 000’s)	$102,624		$114,755	$197,245

*	Unaudited.
**	Inception date.
†	Based on the net asset value of Class I as of May 31, 2013.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class P shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The net investment loss ratios include dividends and interest expense on short positions.

30	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Marketfield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Marketfield Fund (the “Predecessor Fund”), which was a series of a different registered investment company with different principal investment strategies and a different investment process, for which Marketfield Asset Management, LLC, a New York limited liability company and the predecessor entity to the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of the Predecessor Fund prior to its reorganization on October 5, 2012. Upon the completion of the reorganization, the Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information and references to periods prior to October 5, 2012 refer to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on July 31, 2007. Class A, Investor Class, Class C and Class R2 shares commenced operations on October 5, 2012. Class R6 shares commenced operations on June 17, 2013. Class P shares commenced operations on May 31, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R6, and Class P shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R6, and Class P shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market

31

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of June 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended June 30, 2015 there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2015, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Manager in consultation with the Subadvisor

32	MainStay Marketfield Fund

whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). During the six-month period ended June 30, 2015, taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

33

Notes to Financial Statements (Unaudited) (continued)

(H)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Swap Contracts.  The Fund may enter into credit default swap contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instrument. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument, or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are

34	MainStay Marketfield Fund

recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

(K)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

As of June 30, 2015 the Fund maintained collateral for short sales on deposit with Bank of America Merrill Lynch, Barclays Bank PLC, Citibank N.A., Credit Suisse International, and State Street Bank and Trust Company (“State Street”) (the “Brokers”). The Subadvisor (as defined in Note 3(A)) determined, based on information available at the time, that the creditworthiness of each of the Brokers is satisfactory. However, there is no guarantee that the Subadvisor’s determination is correct or will remain accurate. The amount of the Fund’s collateral for short sales on deposit with Brokers was $733,392,474, which was in excess of the Fund’s liability for investments sold short. The amount of the Fund’s liability for investments sold short was $597,153,227. The Fund does not require the Brokers to maintain collateral in support of the receivable for proceeds on investments sold short.

(L)  Options.  The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period in the event the option is exercised.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked to-market to reflect the current value of the option written.

When the Fund purchases an option, the Fund pays a non-refundable premium to the seller (writer) of the option. The Fund includes the premium paid in the Statement of Assets and Liabilities as an equivalent asset. The amount of the asset is subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Certain options may expose the Fund to counterparty credit risk. The Fund will not enter into these transactions unless it owns either (1) an offsetting position in securities or other options or (2) cash and liquid assets with a value marked-to market daily, sufficient to cover potential obligations.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

During the six-month period ended June 30, 2015, the Fund engaged in the following transactions in written options:

	Number of Contracts	Premium
Options Outstanding at December 31, 2014	—	$—
Options—Written	128,067	19,736,066
Options—Exercised	(20,000)	(1,300,000)
Options—Canceled in closing transactions	(43,663)	(15,474,198)
Options—Expired	(50,000)	(900,000)
Options Outstanding at June 30, 2015	14,404	2,061,868

35

Notes to Financial Statements (Unaudited) (continued)

(M)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund and broker do not exchange cash flows daily as a result of the daily change in unrealized appreciation or depreciation. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin or unrealized appreciation/depreciation reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin and/or cash collateral on behalf of the Fund, the Fund may not be entitled to the return of the entire margin and/or cash collateral owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to protect against possible adverse changes in the market value of securities held and to manage risks of its assets. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(N)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

During the six-month period ended June 30, 2015, the Fund did not have any portfolio securities on loan.

(O)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The Fund invested in options and futures contracts in order to gain exposure to that portion of the market and to hedge against anticipated changes in interest rates that might otherwise have an adverse effect

36	MainStay Marketfield Fund

upon the value of the Fund’s securities. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. The Fund invested in credit default swap contracts in order to provide a measure of protection against defaults of sovereign or corporate issuers.

Fair value of derivative instruments as of June 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Investments in securities, at value	$—	$3,593,097	$—	$—	$3,593,097
Purchased Options	Investments in securities, at value	—	—	6,369,160	12,998,875	19,368,035
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts	—	—	12,236,372	—	12,236,372
Swap Contract	Premiums paid for swap contract	10,144,542	—	—	—	10,144,542
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	2,963,832	—	—	2,963,832

Total Fair Value		$10,144,542	$6,556,929	$18,605,532	$12,998,875	$48,305,878

Liability Derivatives
	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Investments in written options, at value	$—	$—	$(1,286,760)	$—	$(1,286,760)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts	—	—	(10,168,635)	—	(10,168,635)
Swap Contract	Unrealized depreciation on swap contract	(3,556,035)	—	—	—	(3,556,035)
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	(10,345,509)	—	—	(10,345,509)

Total Fair Value		$(3,556,035)	$(10,345,509)	$(11,455,395)	$—	$(25,356,939)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Net realized gain (loss) on investment transactions	$—	$20,518,071	$—	$—	$20,518,071
Purchased Options	Net realized gain (loss) on investment transactions	—	—	(91,409,081)	—	(91,409,081)
Written Options	Net realized gain (loss) on written option transactions	—	—	3,791,246	5,995,796	9,787,042
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(49,401,885)	(11,889,697)	(61,291,582)

Total Realized Gain (Loss)		$—	$20,518,071	$(137,019,720)	$(5,893,901)	$(122,395,550)

37

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Net change in unrealized appreciation (depreciation) on investments	$—	$(30,040,175)	$—	$—	$(30,040,175)
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	—	—	2,694,802	(1,962,485)	732,317
Written Options	Net change in unrealized appreciation (depreciation) on written option contracts	—	—	775,108	—	775,108
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	57,983,002	—	57,983,002
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	1,128,095	—	—	—	1,128,095
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(7,381,677)	—	—	(7,381,677)

Total Change in Unrealized Appreciation (Depreciation)		$1,128,095	$(37,421,852)	$61,452,912	$(1,962,485)	$23,196,670

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	$—	$3,041,916,005	$—	$—	$3,041,916,005
Purchased Options	$—	$—	$11,792,650	$11,831,500	$23,624,150
Swap Contracts	$236,925,956	$—	$—	$—	$236,925,956
Written Options	$—	$—	$(2,788,080)	$(10,000,000)	$(12,788,080)
Futures Contracts Long	$—	$—	$372,393,047	$1,949,796	$374,342,843
Futures Contracts Short	$—	$—	$(689,785,370)	$—	$(689,785,370)
Forward Contracts Long	$—	$63,936,238	$—	$—	$63,936,238
Forward Contracts Short	$—	$(723,623,504)	$—	$—	$(723,623,504)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of June 30, 2015.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative Assets/(Liabilities) Available for Offset	Collateral Received	Net Amount of Derivative Assets*
Barclay’s Bank PLC	$8,872,257	$(836,760)	$—	$8,035,497
Citibank N.A.	6,588,507	—	—	6,588,507

	$15,460,764	$(836,760)	$—	$14,624,004

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of June 30, 2015.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative Assets/(Liabilities) Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Barclay’s Bank PLC	$836,760	$(836,760)	$—	$—
Credit Suisse International	9,811,695	—	—	9,811,695

	$10,648,455	$(836,760)	$—	$9,811,695

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

38	MainStay Marketfield Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Marketfield Asset Management, LLC (“MAM” or “Subadvisor”), serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MAM, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.40% up to $7.5 billion; 1.38% from $7.5 billion to $15 billion; and 1.36% in excess of $15 billion.

New York Life Investments has voluntarily agreed to waive a portion of its management fee so that it does not exceed 1.34% on average net assets in excess of $22.5 billion. This voluntary waiver may be discontinued at any time. During the six-month period ended June 30, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.40%.

On May 9, 2014, MAM voluntarily reimbursed the Fund $1,282,342 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by MAM of such amounts had no significant impact on the Fund’s total return.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses for Class I shares do not exceed 1.56% of its average daily net assets. This agreement will remain in effect until February 28, 2016 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2015, New York Life Investments earned fees from the Fund in the amount of $46,736,784 and waived its fees and/or reimbursed expenses in the amount of $462,128.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R6 and Class P shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended June 30, 2015, were as follows:

Class R2	$4,979

(C)  Sales Charges.  During the six-month period ended June 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $36,164 and $6,679, respectively.

During the six-month period ended June 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $86,027, $217 and $194,514, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month

39

Notes to Financial Statements (Unaudited) (continued)

period ended June 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$427,162
Investor Class	11,209
Class C	602,353
Class I	3,529,733
Class R2	6,780
Class P	75,151

Note 4–Federal Income Tax

As of December 31, 2014, for federal income tax purposes, capital loss carryforwards of $823,248,267 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amount (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$823,248	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015 the aggregate commitment amount was $600,000,000 with an optional maximum amount of $700,000,000. During the six-month period ended June 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2015, purchases and sales of securities, other than short-term securities, were $2,679,218 and $5,758,756, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	2,269,509	$36,606,455
Shares redeemed	(19,675,752)	(316,634,493)

Net increase (decrease)	(17,406,243)	$(280,028,038)

Year ended December 31, 2014:
Shares sold	41,503,423	$748,601,178
Shares redeemed	(85,455,410)	(1,460,733,638)

Net increase (decrease)	(43,951,987)	$(712,132,460)

Investor Class	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	153,588	$2,470,212
Shares redeemed	(210,438)	(3,394,401)

Net increase (decrease)	(56,850)	$(924,189)

Year ended December 31, 2014:
Shares sold	659,278	$11,755,708
Shares redeemed	(377,558)	(6,568,226)

Net increase (decrease)	281,720	$5,187,482

Class C	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,224,680	$19,345,372
Shares redeemed	(26,546,624)	(419,983,939)

Net increase (decrease)	(25,321,944)	$(400,638,567)

Year ended December 31, 2014:
Shares sold	28,355,091	$507,490,850
Shares redeemed	(51,659,152)	(859,565,846)

Net increase (decrease)	(23,304,061)	$(352,074,996)

Class I	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	23,965,905	$387,456,182
Shares redeemed	(220,587,668)	(3,572,796,191)

Net increase (decrease)	(196,621,763)	$(3,185,340,009)

Year ended December 31, 2014:
Shares sold	290,533,440	$5,228,916,255
Shares redeemed	(712,674,328)	(12,169,729,779)

Net increase (decrease)	(422,140,888)	$(6,940,813,524)

40	MainStay Marketfield Fund

Class R2	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	36,026	$580,583
Shares redeemed	(289,896)	(4,654,141)

Net increase (decrease)	(253,870)	$(4,073,558)

Year ended December 31, 2014:
Shares sold	616,567	$11,147,874
Shares redeemed	(779,874)	(13,345,947)

Net increase (decrease)	(163,307)	$(2,198,073)

Class R6	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	12,614	$204,240
Shares redeemed	(44,700)	(729,600)

Net increase (decrease)	(32,086)	$(525,360)

Year ended December 31, 2014:
Shares sold	554,485	$10,185,316
Shares redeemed	(268,922)	(4,711,557)

Net increase (decrease)	285,563	$5,473,759

Class P	Shares	Amount
Six-month period ended June 30, 2015:
Shares sold	1,278,490	$20,617,439
Shares redeemed	(1,899,770)	(30,710,428)

Net increase (decrease)	(621,280)	$(10,092,989)

Year ended December 31, 2014:
Shares sold	8,267,532	$148,401,630
Shares redeemed	(11,856,426)	(202,425,141)

Net increase (decrease)	(3,588,894)	$(54,023,511)

Note 9–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the Fund, the MainStay Large Cap Growth Fund, and the MainStay High Yield Corporate Bond Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended June 30, 2015, events and transactions subsequent to June 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay Marketfield Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

©2015 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1659178 MS209-15	MSMK10-08/15 (NYLIM) NL040

FORM N-CSR

The information presented in this Form N-CSR relates solely to the

MainStay Marketfield Fund, a series of the Registrant.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a

date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	September 4, 2015

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	September 4, 2015

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.